UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2005


                           MARKETSHARE RECOVERY, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                          0-15807                  31-1190725
------------------------        ------------------------     -------------------
(State of Incorporation)        (Commission File Number)       (IRS Employer
                                                             Identification No.)


                         95 Broadhollow Road, Suite 101
                            Melville, New York 11747
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (631) 385-0007
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 1.01  Entry into A Material Definitive Agreement

         MarketShare Recovery, Inc. ("MarketShare") entered into an Agreement and Plan of Merger, dated as of April 27, 2005 with its to be formed wholly owned subsidiary, MarketShare Merger Sub Inc., a Delaware corporation ("Merger Sub") and bioMetrx Technologies, Inc. ("bioMetrx"), a developer of proprietary biometrics-based products for the home security and electronic markets. Under the terms of the Agreement, MarketShare will acquire 100% of the total outstanding capital stock of bioMetrx, by combining it with the Merger Sub.

         Pursuant to the Agreement, MarketShare agreed to issue to the shareholders of bioMetrx approximately 14,000,000 restricted shares of its common stock. The merger consideration constitutes approximately 90% of the outstanding common stock of MarketShare, post acquisition. Changes to management of MarketShare, including the appointment of Mark Basile as President and CEO, the appointment of new directors and the change of MarketShare's corporate name to bioMetrx, are expected to follow in the near future, after closing and subject to compliance with applicable SEC rules. When the corporate name change occurs, the Company will ask the OTCBB to change its trading symbol. Pending such change, MarketShare will continue to trade under the symbol "MKSH."

         Founded in 2001, bioMetrx is focused on developing a line of home security products called smartTOUCH(TM) which includes biometrically enabled residential door locks, central station alarm keypads, thermostats and garage/gate openers. bioMetrx products utilize fingerprint recognition technology designed to augment or replace conventional security methods such as keys, keypads and PIN numbers.

         A copy of the Agreement and Plan of Merger is filed herewith as an exhibit to this Current Report.

Item 7.01  Regulation FD Disclosure

         On May 2, 2005, MarketShare issued a press release announcing that it had entered into an Agreement Plan of Merger with its wholly owned subsidiary and BioMetrx. A copy of the press release is filed herewith.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

         10.1      Agreement and Plan of Merger dated as of April 27, 2005;

         99.1      Press Release dated May 2, 2005


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MARKETSHARE RECOVERY, INC.


                                         By: /s/ Raymond Barton
                                             ---------------------------------
                                             Raymond Barton, CEO and President

Date: May 2, 2005



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